Location/Identification

MINFILE Number: 082FNW144

Name(s): **RIVERSIDE (L.8394)**
ALMEDA, AUTUMN, LAILEY

Status:	Past Producer	**Mining Division:**	Slocan
Mining Method	Underground	**Electoral District:**	Nelson-Creston
Regions:	British Columbia	**Forest District:**	Arrow Boundary Forest District
BCGS Map:	082F084		
NTS Map:	082F14W	**UTM Zone:**	11 (NAD 83)
Latitude:	49 48 06 N	**Northing:**	5516623
Longitude:	117 18 10 W	**Easting:**	478212
Elevation:	2066 metres		
Location Accuracy:	Within 500M		

Comments: The Riverside property, comprising the Riverside, Almeda, Autumn and Lailey fraction Crown Granted claims, is situated on the ridge between Enterprise Creek and Arlington basin, 12 kilometres northeast of Slocan. Access is by trail from the Arlington and Springer Creek roads.

Mineral Occurrence

Commodities: Silver, Lead, Zinc

Minerals

- **Significant:** Pyrite, Galena, Sphalerite
- **Associated:** Quartz
- **Mineralization Age:** Unknown

Deposit

- **Character:** Vein
- **Classification:** Epigenetic, Mesothermal
- **Type:** I05: Polymetallic veins Ag-Pb-Zn+/-Au

Host Rock

Dominant Host Rock: Plutonic

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Jurassic-Cretaceous	-----	-----	Nelson Intrusions

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Porphyritic Granite

Geological Setting

Tectonic Belt:	Omineca	**Physiographic Area:**	Selkirk Mountains
Terrane:	Plutonic Rocks		

Inventory

No inventory data

Summary Production

	Metric		Imperial	
Mined:	18	tonnes	19	tons

Milled:		0 tonnes	0 tons
Recovery	Silver	27,619 grams	888 ounces
	Lead	453 kilograms	999 pounds
	Zinc	419 kilograms	924 pounds

Capsule Geology

The Riverside property, comprising the Riverside, Almeda, Autumn and Lailey fraction Crown Granted claims, is situated on the ridge between Enterprise Creek and Arlington basin, 12 kilometres northeast of Slocan. Access is by trail from the Arlington and Springer Creek roads.

On this property three adits spaced about 60 metres vertically apart explore a quartz vein cutting coarse grained, porphyritic Nelson granite. The vein strikes northeast and dips steeply southeast. Underground work on the vein consists of about 120 metres of drifting which has exposed small pockets enriched with pyrite, sphalerite and galena associated with high silver values. A sample from a pile of 2 tonnes of ore extracted from the upper adit in 1919, assayed 3000 grams per tonne silver and 7.5 per cent zinc. In the period 1935 to 1937, production totalled 18 tonnes, yielding 27,619 grams of silver, 453 kilograms of lead and 419 kilograms of zinc.

Bibliography

EMPR AR 1904-204; 1905-164; 1908-250; *1919-130; 1935-A27,E33; 1937-A38,E50
EMPR BC METAL MM01377
EMPR INDEX 3-211
EMPR P 1989-5
GSC MAP 272A, 1091A
GSC MEM 184, p. 185; 308, p. 149

Date Coded:	1985/07/24	**Coded By:**	BC Geological Survey (BCGS)	**Field Check:**	N
Date Revised:	1997/07/22	**Revised By:**	B. Neil Church(BNC)	**Field Check:**	N